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                                                                 EXHIBIT (N)(10)

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3
                                   SCHEDULE A
                           MINIMUM INITIAL INVESTMENTS

                                                       MINIMUM INITIAL
CLASS N SHARES                                            INVESTMENT
--------------                                         ---------------
ABN AMRO/Montag & Caldwell Growth Fund                      $2,500
ABN AMRO/Montag & Caldwell Balanced Fund                    $2,500
ABN AMRO Growth Fund                                        $2,500
ABN AMRO Mid Cap Fund                                       $2,500
ABN AMRO Balanced Fund                                      $2,500
ABN AMRO Bond Fund                                          $2,500
ABN AMRO Investment Grade Bond Fund                         $2,500
ABN AMRO High Yield Bond Fund                               $2,500
ABN AMRO Municipal Bond Fund                                $2,500
ABN AMRO Investor Money Market Fund                         $2,500
ABN AMRO/Veredus Aggressive Growth Fund                     $2,500
ABN AMRO/Veredus SciTech Fund                               $2,500
ABN AMRO/TAMRO Large Cap Value Fund                         $2,500
ABN AMRO/TAMRO Small Cap Fund                               $2,500
ABN AMRO Value Fund                                         $2,500
ABN AMRO/Veredus Select Growth Fund                         $2,500
ABN AMRO Real Estate Fund                                   $2,500
ABN AMRO/River Road Dynamic Equity Income Fund              $2,500
ABN AMRO/River Road Small Cap Value Fund                    $2,500
ABN AMRO Mid Cap Growth Fund                                $2,500
Aston/ABN AMRO International Fund                           $2,500
Aston/Optimum Large Cap Opportunity Fund                    $2,500

                                                       MINIMUM INITIAL
CLASS I SHARES                                            INVESTMENT
--------------                                         ---------------
Montag & Caldwell Growth Fund                            $5 million
Montag & Caldwell Balanced Fund                          $1 million
ABN AMRO Bond Fund                                       $2 million
ABN AMRO Growth Fund                                     $5 million
ABN AMRO Balanced Fund                                   $5 million
ABN AMRO/Veredus Aggressive Growth Fund                  $2 million
ABN AMRO Treasury Money Market Fund                      $1 million
ABN AMRO Government Money Market Fund                    $1 million
ABN AMRO Tax-Exempt Money Market Fund                    $1 million
ABN AMRO Money Market Fund                               $1 million
ABN AMRO Investment Grade Bond Fund                      $1 million
ABN AMRO High Yield Bond Fund                            $1 million
ABN AMRO Mid Cap Fund                                    $2 million
ABN AMRO/TAMRO Small Cap Fund                            $2 million
ABN AMRO Real Estate Fund                                $2 million
ABN AMRO Value Fund                                      $2 million

ABN AMRO/Veredus Select Growth Fund                       $2 million
ABN AMRO/River Road Small Cap Value Fund                  $1 million

                                                       MINIMUM INITIAL
CLASS S SHARES                                            INVESTMENT
--------------                                         ---------------
ABN AMRO Treasury Money Market Fund                         $2,500
ABN AMRO Government Money Market Fund                       $2,500
ABN AMRO Tax-Exempt Money Market Fund                       $2,500
ABN AMRO Money Market Fund                                  $2,500

                                                       MINIMUM INITIAL
CLASS R SHARES                                            INVESTMENT
--------------                                         ---------------
ABN AMRO/Montag & Caldwell Growth Fund                      $2,500
ABN AMRO Growth Fund                                        $2,500

                                                       MINIMUM INITIAL
CLASS C SHARES                                            INVESTMENT
--------------                                         ---------------
ABN AMRO Growth Fund*                                       $2,500

                                                       MINIMUM INITIAL
CLASS Y SHARES                                            INVESTMENT
--------------                                         ---------------
ABN AMRO Institutional Prime Money Market Fund            $5 million
ABN AMRO Institutional Government Money Market Fund*      $5 million
ABN AMRO Institutional Treasury Money Market Fund*        $5 million

                                                       MINIMUM INITIAL
CLASS YS SHARES                                           INVESTMENT
---------------                                        ---------------
ABN AMRO Institutional Prime Money Market Fund            $5 million
ABN AMRO Institutional Government Money Market Fund*      $5 million
ABN AMRO Institutional Treasury Money Market Fund*        $5 million

*    Currently, not an active class for this Fund

Originally Adopted: March 15, 2001
As Amended: December 20, 2001
As Amended: March 21, 2002
As Amended: June 20, 2002
As Amended: September 19, 2002
As Amended: February 17, 2003
As Amended: March 20, 2003
As Amended: June 17, 2004
As Amended: September 28, 2004
As Amended: June 16, 2005
As Amended: March 16, 2006
As Amended: September 21, 2006